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                 SUPPLEMENT TO THE COMMON CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

               CREDIT SUISSE WARBURG PINCUS EMERGING GROWTH FUND

             CREDIT SUISSE WARBURG PINCUS SMALL COMPANY GROWTH FUND

The following information supersedes certain information in the funds' Prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-927-2874.

Effective on or about December 12, 2001, the following change will be implemented for each fund:

- The fund's Common Class shares will be closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC,
  (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

  Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

For the Small Company Growth Fund only:

- Effective on or about December 12, 2001, the fund's name will be changed to Credit Suisse Small Cap Growth Fund.

Dated: November 8, 2001                                            WPUSS-16-1101